Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2015
Other Liabilities Disclosure [Abstract]
Other Long-Term Liabilities
13.	Other Long-Term Liabilities

The following is a roll-forward of the Company’s freight tax expenses (recovery) which are recorded in its consolidated balance sheets in other long-term liabilities, from January 1, 2014 to December 31, 2015:

	Year Ended December 31,
	2015 $	2014 $
Balance of unrecognized tax benefits as at January 1	4,852	5,351
Increases for positions related to the current year	3,294	406
Changes for positions taken in prior years	42	(753)
Decreases related to statute of limitations	(591)	(152)

Balance of unrecognized tax benefits as at December 31	7,597	4,852

The Company does not presently anticipate its uncertain tax positions will significantly increase or decrease in the next 12 months; however, actual developments could differ from those currently expected. The tax years 2009 through 2015 remain open to examination by some of the major jurisdictions in which the Company is subject to tax.

The Company recognizes freight tax expenses in other (expenses) income in its consolidated statements of income (loss). Interest and penalties on freight tax expenses (recoveries) are included in the roll-forward schedule above and are approximately $1.3 million and $0.6 million for the years ended December 31, 2015 and 2014, respectively.